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                           VARIABLE ANNUITY ACCOUNT C
 Supplement for Participants in the Texas Higher Education Defined Contribution
                                     Plans
                       Supplement dated December 1, 1995
                        to Prospectus dated May 1, 1995
                 AETNAPLUS -- GROUP VARIABLE ANNUITY CONTRACTS
              FOR TAX-DEFERRED ANNUITY PLANS (SECTION 403(B)) AND
                  DEFINED CONTRIBUTION PLANS (SECTION 401(A))

    As of January 1, 1996, the following information supplements the information contained in the Prospectus dated May 1, 1995 and should be read with that Prospectus.

        - Pursuant to the last paragraph of "Charges and Deductions -- Deferred Sales Charge" (page 26) regarding reduction or elimination of the deferred sales charge, no deferred sales charge will be assessed on surrenders attributable to any contributions deducted from payroll, or on transfers made into the Plan, on or after January 1, 1996 from new or existing Participants in the Texas Higher Education Defined Contribution Plans (the "Plan"). Transfers or contributions deducted from payroll before that date will continue to be subject to a deferred sales charge.

        - Pursuant to the last paragraph of "Charges and Deductions -- Maintenance Fee" (page 23-24) regarding reduction or elimination of the maintenance fee, the maintenance fee will no longer be deducted for new or existing Participants in the Plan.

        - For new and existing Participants in the Plan, contributions deducted from payroll or transfers made into the Plan on or after January 1, 1996 may not be allocated to the Fixed Account, nor may assets attributable to such contributions be transferred to the Fixed Account. Contributions and transfers will continue to be accepted into the Fixed Plus Account.
          Participants with allocations to the Fixed Account will automatically have such allocations redirected to the Fixed Plus Account unless the Participant notifies us otherwise. Until February 29, 1996 the 20% limit on transfers or withdrawals from the Fixed Plus Account described in Appendix III of the Prospectus will be waived with respect to such redirected allocations.

          Form # X75964.00.2                                December 1995